HYPOTHECATION AND
                                PLEDGE AGREEMENT

                  AGREEMENT made this 30th day of October, 1996 by and among DONG W. LEW, 10 Monroe Boulevard, Apt. 6H, Long Beach, New York 11561 (the "Pledgor") and Compu-DAWN, Inc., a Delaware Corporation (formerly Coastal Computer Systems, Inc. a New York Corporation) with offices at 166 West Park Avenue, Long Beach, New York 11561 (the "Lender");

                  WHEREAS Pledgor is indebted to Lender on account of a loan in the amount of Seventy Thousand ($70,000.00) Dollars made by the Lender on October 30, 1996 as evidenced by a certain Promissory Note of even date herewith (the "Promissory Note").

                  WHEREAS in order to induce Lender to make the loan and accept the Promissory Note, the Pledgor has agreed to pledge and hypothecate 28,000 shares of Common Stock of the Lender (the "Pledged Stock") to the Lender for the performance of all of its obligations under the Promissory Note;

                  NOW, THEREFORE, in consideration of the foregoing, the Pledgor hereby agrees with the Lenders as follows:

1.       The term "Pledged Stock" as used herein shall mean and include:

REGISTERED OWNER    SHARES    CERTIFICATE NUMBER

DONG W. LEW         28,000    # 26 of Coastal Computer Systems in the amount of
                              250 shares of Common Stock which represents 81,250 shares of Compu-DAWN, Inc, following the recapitalization and merger.

2. (a) As collateral security for the due payment and performance of all indebtedness and other liabilities and obligations of the Pledgor to the Lender under the Promissory Note as they may come due (all hereinafter called the "Obligations"), the Pledgor hereby pledges, assigns, hypothecates, delivers and sets over to the Lender all the Pledged Stock, and hereby grants to the Lenders a security interest in all the Pledged Stock and in the proceeds thereof.

         (b) If the Pledgor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital), option or rights, as an addition to, in substitution of, or in exchange for any shares of the Pledged Stock, or otherwise relating to the Pledged Stock, the Pledgor shall accept any such instruments as the Lender's agent, shall hold them in trust for the Lender, and shall deliver them forthwith to the Lender in the exact form received, with the Pledgor's endorsement when necessary and/or appropriate stock powers duly executed in blank, to be held by the Lender, subject to the terms hereof, as further collateral security for the Obligations.


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         (c) Any or all shares of the Pledged Stock held by the Lender hereunder may, at the option of the Lender, be registered in the name of the Lender or nominee, and the Lender or its nominee may thereafter, with notice, but only after the occurrence of an event of default under the Promissory Note, or hereunder which shall not be cured ("Event of Default") exercise all voting and corporate rights at any meeting of stockholders thereof and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Pledged Stock as if they were the absolute owner thereof, including, without limitation, the right to exchange, at
their   discretion,   any  and  all  of  the  Pledged  Stock  upon  the  merger,
consolidation,  reorganization,   recapitalization,  or  other  readjustment  of
Pledgor or upon the exercise by Pledgor of any right, privilege or option pertaining to any shares of the Pledged Stock, and in connection therewith, to deposit and deliver any and all of the Pledged Stock with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but the Lender shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible to do so or delay in so doing. At any time when the Pledged Stock is registered in the name of the Lender or nominee and the Lender are not entitled to vote, pursuant to the foregoing provisions of this subparagraph (c) the Lender shall deliver to the Pledgor upon request from time to time a proxy to vote the Pledged Stock at any meeting of the Stockholders of the corporation provided, however, that any such proxy shall terminate forthwith upon the occurrence of any Event of Default.

         (d) In the event of the occurrence, and during the continuance, of any Event of Default, the Lender shall have the right to require that all cash dividends payable with respect to any part of the Pledged Stock be paid to the Lender to be held by the Lender as additional collateral security hereunder until applied to the Obligations. In the event that any cash dividends or cash distributions are paid to the Lender or nominee at a time when the Lender is not entitled thereto pursuant to the foregoing provisions of this subparagraph (d), the Lender shall forthwith pay over such dividends to the Pledgor.

         (e) In the event of the occurrence, and during the continuance, of any Event of Default, the Lender without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Pledgor or any other person (all and each of which demands, advertisements and/or notices are, to the extent permitted by law, hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Pledged Stock, or any part hereof, and/or may forthwith sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of and deliver said Pledged Stock, or any part hereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of the Lender's offices or elsewhere at such prices and on such terms (including, without limitations, a requirement that any purchaser of all or any party of the Pledged Stock shall be required to purchase the shares constituting the Pledged Stock for investment and without any intention to make a distribution thereof) as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right to any purchaser upon any such sale or sales public or private, to purchase the whole or any part of the Pledged Stock so sold, free of any right or equity or redemption in the Pledgor, which right or equity is hereby expressly waived and released.


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         (f) The proceeds of any collection, recovery, receipt, appropriation, realization or sale as aforesaid, shall be applied as follows:

                  First, to the costs and expenses of every kind incurred in connection therewith or incidental to the care, safekeeping or otherwise of any and all of the Pledged Stock or in any relating to the rights of the Lender hereunder, including reasonable attorneys' fees and legal expenses;

                  Second, to the satisfaction of the obligations;

                  Third, to the payment of any other amounts required by applicable law (including without limitation Section 9-504(1)(c) of the Uniform Commercial Code); and

                  Fourth, to the Pledgor to the extent of the surplus proceeds, if any.

         (g) The Lender need not give more than thirty days' notice of the time and place of any public sale or of the time after which a private sale may take place and such notice shall be deemed to be reasonable notification of such matters.

         (h) The Lender's rights pursuant to this Agreement and the Promissory Note to vote and/or realize upon the pledged stock shall be subject to a right of offset and is subject to any obligations owed to the Pledgor by the Lender pursuant to any agreements or understandings including but not limited to any employment agreement.

3.       The Pledgor represents and warrants that:

         (a) It is the direct and beneficial owner of each share of the Pledged Stock as of the date hereof;

         (b) All of the shares of the Pledged Stock have been duly and validly issued, are fully paid and non-assessable and are owned by the Pledgor free and clear of any pledge, mortgage, hypothecation, lien, charge, encumbrance or any security interest in such shares or the proceeds thereof except for the security interest granted to the Lender hereunder; and

         (c) Upon delivery of the Pledged Stock and the Promissory Note to the Lender, this Agreement creates and grants a valid first lien on the perfected security interest in the shares of the Pledged Stock and then proceeds thereof, subject to no prior security interest, lien, charge, or encumbrance nor to any agreement purporting to grant to any third party a security interest in the property or assets of the Pledgor which would include the Pledged Stock.

4. The Pledgor hereby covenants that so long as the Obligations shall be outstanding and unpaid, in whole or in Part, the Pledgor will not sell, convey or otherwise dispose of any shares of the Pledged Stock or any interest therein, nor will the Pledgor create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever with respect to any of the Pledged Stock or the proceeds thereof other than that created hereby;


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5.       The Pledgor shall at any time and from time to time upon the written request of the Lender, execute and deliver such further documents and do such further acts and things as the Lender may reasonably request in order to effect the purposes of this Agreement.

6. (a) The Pledged Stock will be held in escrow by ROBERT H.SOLOMON, ESQ., 68 West Park Avenue, Long Beach, New York ("Escrow Agent") until the performance in full of the Obligations or such time as Lender shall be entitled to the delivery thereof pursuant to an Event of Default hereunder, at which time the Escrow Agent shall deliver the Pledged Stock then entitled thereto without further authorization. Said Escrow Agent has agreed to act as Escrowee as a convenience to both parties and not as agent to either and Escrowee shall not be liable for any action taken by him as such in good faith, absent gross negligence or willful wrongdoing. The Escrowee shall act only as a Stakeholder and in the event of litigation involving the Pledged Stock, he shall deposit same in court whereupon Escrowee will be completely discharged and released from any further obligation or liability with respect thereto. Beyond the exercise of reasonable care to assure the safe custody of the Pledged Stock while held hereunder, the Escrow Agent shall have not duty or liability to preserve rights pertaining thereto.

         (b) No course of dealing between the Pledgor and the Lender, nor any failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder or under the Promissory Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         (c) The rights and remedies herein provided, and provided in the Promissory Note, cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law including, without limitation, the rights and remedies of a secured party under the Uniform Commercial Code.

         (d) The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part hereof, in such jurisdiction and shall not in any manner affect such clause or provisions in any other jurisdiction, or any other clause or provision in this Agreement in any jurisdiction.

7. This Agreement shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto.

8. This Agreement shall be construed in accordance with the laws of the State of New York.

9. The term of this Agreement shall commence on the date hereof and this Agreement shall continue in full force and effect, and be binding upon the Pledgor, until all of the payments due under this Agreement have been paid according to the terms of the Promissory Note, and such payments have been acknowledged in writing by the Lender or proof provided to the Escrow Agent of such payments, whereupon this Agreement shall terminate and the Agent shall return the Pledged Stock to the Pledgor.


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         IN WITNESS  WHEREOF,  the parties  hereto  have  caused  these presents to be duly executed and delivered the day and year first above written.



                                                 /s/ Dong W. Lew
                                                 ---------------
                                                 DONG W. LEW


                                                 COMPU-DAWN, INC.


                                                 By:/s/ Mark Honigsfeld
                                                 ----------------------
                                                    Mark Honigsfeld
                                                    Chairman of the Board



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